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Exhibit 99.1

VOTING AGREEMENT

        This VOTING AGREEMENT is entered into as of May 18, 2002, by and between Spectrian Corporation, a Delaware corporation (the "Company"), and [                        ] ("Shareholder").

Recitals

        A.    The Company and REMEC, Inc., a California corporation ("Buyer") are entering into an Agreement and Plan of Merger and Reorganization dated as of the date hereof (the "Merger Agreement") which provides (subject to the conditions set forth therein) for the merger of a wholly owned subsidiary of Buyer with and into the Company (the "Merger"). Capitalized terms not otherwise defined in this Voting Agreement shall have the meanings given to them in the Merger Agreement.

        B.    In order to induce the Company to enter into the Merger Agreement, Shareholder, solely in his, her or its capacity as a shareholder of Buyer, is entering into this Voting Agreement.

Agreement

        The parties to this Voting Agreement, intending to be legally bound, agree as follows:

1.
Voting Of Shares.

        1.1    Voting.    Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date (as defined in Section 6), at any meeting of shareholders of Buyer, however called, and in any action by written consent of the shareholders of Buyer, Shareholder shall, unless otherwise directed in writing by the Company, vote the Subject Securities (as defined in Section 6) or cause the Subject Securities to be voted (to the extent such securities are entitled to be voted):

          (a)  in favor of the approval of the Merger and adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger;

          (b)  in favor of the issuance of shares of Buyer Common Stock in the Merger;

          (c)  against any action or agreement that would result in a breach of any representation, warranty, covenant or other obligation or agreement of Buyer under the Merger Agreement;

          (d)  against any action or agreement that would cause any provision contained in Section 8 of the Merger Agreement to not be satisfied; and

          (e)  against (i) any change in a majority of the members of the board of directors of Buyer; and/or (ii) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement or this Voting Agreement.

2.
Transfer of Subject Securities

        2.1    Transfer of Subject Securities.    Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Shareholder shall not (a) cause or permit any Transfer of any of the Subject Securities to be effected; (b) tender any of the Subject Securities to any Person or (c) create or permit to exist any Encumbrance with respect to any Subject Securities (other than Encumbrances which do not affect, directly or indirectly, the right of Buyer to vote the Subject Securities as provided in this Voting Agreement).

        2.2    Transfer of Voting Rights.    Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Shareholder shall ensure that: (a) none of the Subject Securities are deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

3.
Representations and Warranties of Stockholder

        Shareholder hereby represents and warrants to Buyer as follows:

        3.1    Authorization, etc.    Shareholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform its obligations under this Voting Agreement. This Voting Agreement has been duly executed and delivered by Shareholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Shareholder in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

        3.2    No Conflicts or Consents.

          (a)  The execution and delivery of this Voting Agreement by Shareholder does not, and the performance of this Voting Agreement by Shareholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Shareholder or by which it or any of its properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Shareholder is a party or by which Shareholder or any of his affiliates or properties is or may be bound or affected.

          (b)  The execution and delivery of this Voting Agreement by Shareholder does not, and the performance of this Voting Agreement by Shareholder will not, require any consent or approval of any Person.

        3.3    Title to Securities.    As of the date of this Voting Agreement: (a) Shareholder holds of record (free and clear of any Encumbrances or restrictions except as specifically disclosed on the signature page of this Voting Agreement) the number of outstanding shares of Buyer Common Stock set forth under the heading "Shares Held of Record" on the signature page of this Voting Agreement; (b) Shareholder holds (free and clear of any Encumbrances or restrictions except as specifically disclosed on the signature page of this Voting Agreement) the options, warrants and other rights to acquire shares of Buyer Common Stock set forth under the heading "Options, Warrants and Other Rights" on the signature page of this Voting Agreement; (c) Shareholder Owns the additional securities of the Buyer set forth under the heading "Additional Securities Beneficially Owned" on the signature page of this Voting Agreement; and (d) Shareholder does not directly or indirectly Own any shares of Buyer Common Stock or other securities of the Buyer, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of Buyer Common Stock or other securities of the Buyer, other than the shares and options, warrants and other rights set forth on the signature page of this Voting Agreement.

4.
Representations and Warranties of the Company

        The Company hereby represents and warrants to Shareholder as follows:

        4.1    Authorization, etc.    Company has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement. This Voting Agreement has been duly executed and delivered by the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

        4.2    No Conflicts or Consents.

          (a)  The execution and delivery of this Voting Agreement by the Company does not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to the Company or by which it or any of its properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of any contract to which the Company is a party or by which the Company or any of its affiliates or properties is or may be bound or affected.

          (b)  The execution and delivery of this Voting Agreement by the Company does not require any consent or approval of any Person.

5.
Miscellaneous

        5.1    Survival of Representations, Warranties and Agreements.    All representations, warranties, covenants and agreements made by Shareholder in this Voting Agreement shall survive until the Expiration Date.

        5.2    Expenses.    All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid solely by the party incurring such costs and expenses.

        5.3    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or if sent by overnight courier or similar means or sent by facsimile with confirmation of receipt of transmission, to the parties as follows:

        if to the Company:

    Spectrian Corporation
    350 West Java Drive
    Sunnyvale, CA 94086
    Facsimile No.
    Attention: Chief Executive Officer

        with a copy to (which copy shall not constitute notice):

    Wilson Sonsini Goodrich & Rosati, P.C.
    640 Page Mill Road
    Palo Alto, CA 94304
    Facsimile No. (650) 845-5000
    Attention: Steve Camahort, Esq.

        if to the Shareholder:

    at the address set forth below Stockholder's signature on the signature page of this Voting Agreement with copies to (which copies shall not constitute notice):

    Victor A. Hebert, Esq.
    Randall B. Schai, Esq.
    Heller Ehrman White & McAuliffe LLP
    333 Bush Street
    San Francisco, CA 94104
    Facsimile No. (415) 772-6268

        Any such notice shall be effective (a) if delivered personally, when received, (b) if sent by overnight courier, when receipted for, and (d) if sent by facsimile, when confirmation of receipt upon receipt of transmission.

        5.4    Severability.    In case any one or more of the provisions contained in this Voting Agreement should be finally determined to be invalid, illegal or unenforceable in any respect against a party to this Voting Agreement, it shall be adjusted if possible to effect the intent of the parties. In any event, the validity, legality and enforceability of the remaining provisions contained in this Voting Agreement shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability shall only apply as to such party in the specific jurisdiction where such final determination shall have been made.

        5.5    Entire Agreement.    This Voting Agreement including the exhibits and the documents and instruments referred to in this Voting Agreement, embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained in this Voting Agreement. There are no representations, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to in this Voting Agreement including the exhibits and the documents and instruments referred to in this Voting Agreement.

        5.6    Assignment; Binding Effect.    Neither this Voting Agreement nor any right, interest or obligation hereunder shall be assigned by any of the parties without the prior written consent of the other parties. This Voting Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Voting Agreement is not intended to confer any rights or remedies upon any Person other than the parties.

        5.7    Specific Performance.    The parties agree that irreparable damage would occur in the event that any provision of this Voting Agreement was, or is, not performed in accordance with its specific terms or was, or is, otherwise breached. Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Voting Agreement, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Shareholder further agrees that neither the Company nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.7, and Shareholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        5.8    Non-Exclusivity.    The rights and remedies of the Company under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of the Company under this Voting Agreement, and the obligations and liabilities of Shareholder under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Voting Agreement shall limit any of Shareholder's obligations, or the rights or remedies of the Company, under any agreement between the Company and Shareholder; and nothing in any such agreement shall limit any of Shareholder's obligations, or any of the rights or remedies of the Company, under this Voting Agreement.

        5.9    Governing Law; Venue.

          (a)  This Voting Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws).

          (b)  Any legal action or other legal proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement may be brought or otherwise commenced in any state or federal court located in the State of California. Shareholder and Company each:

      (i)
      expressly and irrevocably consent and submit to the jurisdiction of each state and federal court located in the State of California (and each appellate court located in the State of California), in connection with any such legal proceeding;

      (ii)
      agree that service of any process, summons, notice or document by U.S. mail addressed to him, her or it at the address set forth in Section 5.3 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

      (i)
      agree that each state and federal court located in the State of California, shall be deemed to be a convenient forum; and

      (iii)
      agree not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of California, any claim by either Shareholder or the Company that it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.

        Nothing contained in this Section 5.9 shall be deemed to limit or otherwise affect the right of either party to commence any legal proceeding or otherwise proceed against the other party in any other forum or jurisdiction.

          (c)  SHAREHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

        5.10    Counterparts.    This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

        5.11    Captions.    The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

        5.12    Waiver.    No failure on the part of the Company to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The Company shall not be deemed to have waived any claim available to the Company arising out of this Voting Agreement, or any power, right, privilege or remedy of the Company under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        5.13    Construction.

          (a)  For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

          (b)  The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

          (c)  As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

          (d)  Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.

        5.14    Shareholder Capacity.    No person executing this Voting Agreement who is a director or officer of Buyer makes any agreement or understanding in this Voting Agreement in his capacity as such director or officer. Without limiting the generality of the foregoing, Shareholder executes this Voting Agreement solely in its capacity as Owner of Subject Securities and nothing in this Voting Agreement shall limit or affect any actions taken by Shareholder in its capacity as an officer or director of Buyer in exercising Buyer's rights under the Merger Agreement, provided, that no obligation of Shareholder to Buyer as an officer or director of Buyer shall affect, impair or impede Shareholder's obligations under this Voting Agreement including the obligation to vote the Subject Securities in accordance with Section 1.1.

6.
Certain Definitions

        For purposes of this Voting Agreement:

          (a)  "Expiration Date" shall mean the earlier of (i) the date upon which the Merger Agreement is terminated, or (ii) the Effective Time.

          (b)  Shareholder shall be deemed to "Own" or to have acquired "Ownership" of a security if Shareholder is the: (i) record owner of such security; or (ii) "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of such security; provided, however, that Shareholder shall not be deemed to Own a security solely because of Shareholder's status as an executive officer, director, partner or member of a Person that owns such security.

          (c)  "Subject Securities" shall mean: (i) all securities of Buyer (including all shares of Buyer Common Stock and all options, warrants and other rights to acquire shares of Buyer Common Stock) Owned by Shareholder as of the date of this Agreement; and (ii) all additional securities of Buyer (including all additional shares of Buyer Common Stock and all additional options, warrants and other rights to acquire shares of Buyer Common Stock) of which Shareholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

          (d)  A Person shall be deemed to have effected a "Transfer" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein; or (iii) reduces such Person's beneficial ownership interest in or risk relating to any such security.

[Signature Page Follows]

        IN WITNESS WHEREOF, the Company and Shareholder have caused this Voting Agreement to be executed as of the date first written above.

SPECTRIAN CORPORATION
By:

Name:

Title:

SHAREHOLDER
Printed Name:

Address:

Facsimile:

Shares Held of Record	Options, Warrants and Other Rights	Additional Securities Beneficially Owned

[SIGNATURE PAGE TO VOTING AGREEMENT]

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